Exhibit 99

NetBank, Inc. Monthly Operating Statistics and Financial Data

(Unaudited: $ in thousands, except account balances)

	January 31,	February 28,	March 31,	April 30,	May 31,	June 30,	July 31,	August 31,	September 30,	October 31,	November 30,	December 31,	January 31,
	2005	2005	2005	2005	2005	2005	2005	2005	2005	2005	2005	2005	2006
NETBANK, INC. CONSOLIDATED

Retail customers	247,163	246,116	244,318	244,120	243,293	242,946	256,474	256,211	256,077	255,319	256,915	257,631	257,982
Business customers	21,271	21,287	26,580	26,411	27,036	25,903	26,093	26,308	26,498	26,650	28,013	28,038	27,929
Total customers	268,434	267,403	270,898	270,531	270,329	268,849	282,567	282,519	282,575	281,969	284,928	285,669	285,911

Services per customer (consolidated)	1.77	1.79	1.81	1.81	1.82	1.83	1.81	1.82	1.82	1.83	1.83	1.83	1.84
Services per customer (bank only)	2.28	2.31	2.32	2.32	2.33	2.32	2.35	2.35	2.36	2.36	2.36	2.36	2.37

Total average assets (consolidated)	$4,654,021	$4,504,199	$4,667,279	$4,733,193	$4,823,988	$5,070,401	$4,993,980	$5,154,762	$5,078,613	$4,966,622	$4,929,082	$4,916,549	$4,900,007

BANKING SEGMENT

Online bill pay penetration (accounts > 90 days)	55%	55%	55%	55%	55%	55%	56%	56%	56%	56%	56%	56%	56%
Direct deposit of payroll penetration (accounts > 90 days)	54%	55%	56%	57%	57%	56%	56%	56%	56%	56%	56%	56%	56%

Retail deposits	$2,207,693	$2,171,962	$2,232,362	$2,213,902	$2,249,718	$2,425,525	$2,548,422	$2,635,680	$2,612,775	$2,531,374	$2,611,121	$2,461,517	$2,423,287
Small business deposits	56,241	55,623	51,741	55,161	55,916	53,753	56,061	58,500	60,261	$63,473	$64,079	$62,003	$59,747
Other deposits	228,446	245,156	308,255	280,509	279,993	316,322	353,287	389,570	371,316	329,735	313,736	270,325	249,391
Total deposits	$2,492,380	$2,472,741	$2,592,358	$2,549,572	$2,585,627	$2,795,600	$2,957,770	$3,083,750	$3,044,352	$2,924,582	$2,988,936	$2,793,845	$2,732,425

Average retail checking account balance	$2,546	$2,649	$2,619	$2,717	$2,600	$2,503	$2,542	$2,424	$2,513	$2,417	$2,367	$2,601	$2,461
Average retail money market account balance	$14,595	$14,695	$14,645	$14,169	$14,037	$13,574	$13,419	$13,124	$12,919	$12,645	$12,391	$12,352	$12,058
Average retail CD balance	$16,655	$16,285	$15,995	$15,736	$15,603	$15,436	$15,387	$15,420	$15,387	$14,845	$14,635	$14,623	$14,576

Average small business checking account balance	$7,040	$6,708	$7,189	$6,655	$6,511	$6,310	$6,645	$6,890	$6,718	$7,489	$7,462	$7,382	$6,742
Average small business money market account balance	$51,440	$50,371	$42,060	$47,540	$47,368	$43,698	$44,714	$44,768	$45,250	$45,796	$45,283	$42,290	$39,970
Average small business CD balance	$31,828	$30,526	$30,932	$29,935	$29,923	$30,305	$29,044	$28,483	$26,859	$27,227	$26,719	$26,071	$25,893

Indirect Auto Lending —
Number of loans	1,280	1,005	1,714	1,812	1,823	2,090	1,840	2,025	1,252	941	1,278	1,065	1,117
Production	$27,198	$21,637	$38,543	$40,761	$41,391	$49,686	$43,992	$46,235	$28,278	$22,224	$28,361	$24,216	$25,095
Weighted Average Note Rate	6.34%	6.55%	6.30%	6.48%	6.63%	6.42%	6.42%	6.76%	7.21%	7.36%	7.48%	7.66%	7.93%

Business Equipment Financing —
Production	$12,923	$15,090	$17,884	$15,805	$14,642	$16,091	$13,990	$16,621	$14,849	$20,081	$17,522	$18,958	$17,344

Servicing Portfolio —
Held for sale MSRs	$144,403	$179,178	$201,652	$145,350	$127,977	$210,658	$158,494	$148,928	$249,597	$174,628	$120,016	$143,515	$119,903
Available for sale MSRs	12,647,191	12,534,408	14,819,452	14,644,655	14,468,800	14,221,167	14,013,617	13,754,939	13,600,374	13,437,138	13,279,578	13,155,256	13,083,949
UPB underlying MSRs	12,791,594	12,713,586	15,021,104	14,790,005	14,596,777	14,431,825	14,172,111	13,903,867	13,849,971	13,611,766	13,399,594	13,298,771	13,203,852
Work-in-process and whole loans	2,611,503	2,497,545	2,624,251	2,863,310	2,989,308	3,090,391	3,179,712	3,291,295	3,268,430	3,195,333	2,880,654	2,901,896	2,831,590
Sold but not transferred	1,208,194	885,077	1,052,638	1,189,575	932,756	960,773	1,259,483	1,282,962	1,352,262	1,330,591	1,048,201	906,795	806,083
Third party subservicing	1,343	1,406	788	662	545	949	471	409	259	113	113	113	370
Total loans serviced	$16,612,634	$16,097,614	$18,698,781	$18,843,552	$18,519,386	$18,483,938	$18,611,777	$18,478,533	$18,470,922	$18,137,803	$17,328,562	$17,107,575	$16,841,895

Statistics on Available for Sale Mortgage Servicing Rights —
Weighted average note rate	5.96%	5.95%	5.89%	5.90%	5.89%	5.90%	5.90%	5.89%	5.90%	5.89%	5.89%	5.89%	5.89%
Weighted average service fee	0.33%	0.33%	0.32%	0.32%	0.35%	0.32%	0.32%	0.32%	0.32%	0.32%	0.32%	0.32%	0.32%
Delinquency percentage (30+ days)	5.66%	5.34%	4.63%	5.68%	5.71%	5.66%	5.90%	5.27%	5.51%	5.64%	6.15%	6.94%	5.96%
Bankruptcy & foreclosure	1.27%	1.37%	1.48%	1.46%	1.46%	1.56%	1.47%	1.43%	1.47%	1.51%	1.62%	1.58%	1.46%

FINANCIAL INTERMEDIARY SEGMENT

Conforming mortgage production	$627,629	$645,390	$873,407	$714,072	$848,614	$1,027,584	$932,735	$1,012,968	$936,068	$900,988	$725,223	$833,301	$701,867
Non-conforming mortgage production	195,440	191,842	242,901	277,677	285,072	302,480	269,234	304,205	309,771	269,047	258,631	279,432	201,217
Total mortgage production	$823,069	$837,232	$1,116,308	$991,749	$1,133,686	$1,330,064	$1,201,969	$1,317,173	$1,245,839	$1,170,035	$983,854	$1,112,733	$903,084

Refinance loans as a % of production	36%	37%	34%	32%	32%	31%	32%	33%	34%	39%	35%	36%	40%

Conforming mortgage sales	$418,374	$691,228	$910,939	$495,551	$718,418	$1,071,095	$610,017	$936,711	$1,238,844	$697,468	$852,340	$939,084	$512,823
Non-conforming mortgage sales	269,882	198,554	233,085	227,717	253,494	318,554	265,938	301,243	278,359	307,651	290,339	215,177	207,993
Total mortgage sales	$688,256	$889,782	$1,144,024	$723,268	$971,912	$1,389,649	$875,955	$1,237,954	$1,517,203	$1,005,119	$1,142,679	$1,154,261	$720,816

Locked conforming mortgage pipeline	$822,452	$989,247	$917,450	$1,152,081	$1,229,181	$1,200,719	$1,009,914	$1,102,166	$1,053,315	$923,261	$1,068,194	$929,205	$969,381

TRANSACTION PROCESSING SEGMENT

ATM/Merchant Processing —
ATMs (third-party owned)	7,435	7,720	7,695	7,744	7,726	7,853	7,904	7,878	7,940	7,921	9,234	9,213	9,328
ATMs (proprietary)	501	505	529	481	515	415	471	496	505	483	478	436	407
Total ATMs Serviced	7,936	8,225	8,224	8,225	8,241	8,268	8,375	8,374	8,445	8,404	9,712	9,649	9,735

Merchant Service Terminals	1,986	2,012	2,085	2,122	2,166	2,207	2,224	2,225	2,261	2,276	2,326	2,367	2,325

Insurance Sales Processing —
Number of policies sold	198	135	104	83	82	109	71	119	100	90	69	69	59
Number of policies in force	1,845	1,882	1,901	1,956	1,977	2,024	2,059	2,118	2,171	2,218	2,240	2,262	2,298

Notes: The above data reflects current operating statistics and does not constitute all factors impacting the quarterly or annual financial results of the Company. The loans sales figures represent sales into the secondary market only and exclude intra-company sales to the bank.

All information is unaudited.

Monthly Commentary

Attached is the monthly statistical report. It reflects results for January 2006. All comparisons below are on a month-over-month basis, unless noted otherwise.

Highlights and Clarifications

•                  Total deposits declined slightly by $61.4 million or 2.2%. The decline was primarily due to strategic runoff from brokered CDs.

•                  In the auto lending channel, production rose by $879,000 or 3.6% while the weighted average note rate rose for the sixth consecutive month to 7.93%, an increase of 27 basis points (bps) over the previous month.

•                  Production in the business financing operation eased by $1.6 million or 8.5%.

•                  Mortgage servicing delinquency rates were down almost a whole percentage point to 5.96%, compared to December’s delinquency rate. Bankruptcies also declined slightly to 1.46%.

•                  Total mortgage production declined by $210 million or 18.8%.

•                  Total mortgage sales fell by $433 million or 37.6%.

•                  The locked conforming mortgage pipeline rose by $40.2 million or 4.3%.

Earnings Outlook

Current analyst estimates for first quarter earnings range from a loss of $.04 to income of $.02 per share. Management still believes that first quarter results will be below Q4 2005 results given current operating conditions and is biased toward the lower end of the range. The primary risks to earnings include: 1) Competitive pricing in the conforming and/or non-conforming mortgage channels; and 2) Volatile net servicing results.

As always, we appreciate your interest in our company. If you have questions or need anything more, please let us know.

Matthew Shepherd
Director, Corporate Communications, NetBank, Inc.
Phone: 678-942-2683
mshepherd@netbank.com

Jimmy Locklear
Manager, Investor Relations, NetBank, Inc.
Phone: 678-942-7615

jlocklear@netbank.com

Forward-Looking Statements

Statements in this monthly operating report that are not historical facts are forward-looking statements that reflect management’s current expectations, assumptions, and estimates of future performance and economic conditions. Such statements are made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. When used in this monthly operating report, the words “believe,” “anticipate,” “estimate,” “expect,” “may,” “will,” “should,” “plan,” “intend,” “project” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to a number of risks and uncertainties that may cause actual results and future trends to differ materially from those expressed in or implied by such forward-looking statements. The Company’s consolidated results of operations and such forward-looking statements could be affected by many factors, including but not limited to:  1) the evolving nature of the market for Internet banking and financial services generally; 2) the public’s perception of the Internet as a secure, reliable channel for transactions; 3) the success of new products and lines of business considered critical to the Company’s long-term strategy, such as small business banking and transaction processing services; 4) potential difficulties in integrating the Company’s operations across its multiple lines of business; 5) the cyclical nature of the mortgage banking industry generally; 6) a possible decline in asset quality; 7) changes in general economic or operating conditions which could adversely affect mortgage loan production and sales, mortgage servicing rights, loan delinquency rates and/or loan defaults;  8) the possible adverse effects of unexpected changes in the interest rate environment; 9) adverse legal rulings, particularly in the Company’s litigation over leases originated by Commercial Money Center, Inc.; and/or 10) increased competition and regulatory changes. Further information relating to these and other factors that may impact the Company’s results of operations and such forward-looking statements are disclosed in the Company’s filings with the SEC, including under the caption “Item 1. Business—Risks Relating to NetBank’s Business” in its Annual Report on Form 10-K for the year ended December 31, 2004. Except as required by the federal securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.